UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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HTG MOLECULAR DIAGNOSTICS, INC.

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P.O. BOX 8016, CARY, NC 27512-9903 HTG Molecular Diagnostics, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on August 18, 2021 For Stockholders of record on June 22, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/HTGM To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/HTGM Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before August 06, 2021. To order paper materials, use one of the following methods. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blanke-mail with the 12 digit control number (located above)in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. HTG Molecular Diagnostics, Inc. Meeting Type: Annual Meeting of Stockholders Date: Wednesday, August 18, 2021 Time: 01:00 PM, Pacific Time Place: Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/HTGM for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/HTGM SEE REVERSE FOR FULL AGENDA *E-MAIL paper@investorelections.com TELEPHONE (866)648-8133 INTERNET www.investorelections.com/HTGM

HTG Molecular Diagnostics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 6 AND FOR 1 YEAR ON PROPOSAL 5 PROPOSAL 1.Election of Class III Directors1.01 Ann F. Hanham1.02 Michelle R. Griffin2.To approve the HTG Molecular Diagnostics, Inc. Amended and Restated 2014 Employee Stock Purchase Plan3.To approve the authorization to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 2.4.To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the proxy statement for the annual meeting.5.To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers.6.To ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.